Exhibit 99.2

Financial Supplement September 30, 2007

Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

email: investorrelations@ace.bm	Cautionary Statement Regarding Forward-Looking Statements:

Forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

The Company’s forward-looking statements could also be affected by competition, pricing and policy term trends, the levels of new and renewal business achieved, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums by Line of Business	4
	- Consolidating Statement of Operations	5-6

III.	Segment Results
	- Insurance - North American	7
	- Insurance - Overseas General	8
	- Global Reinsurance	9-10
	- Life Insurance and Reinsurance	11

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	12
	- Reinsurance Recoverable Analysis	13-16
	- Investment Portfolio	17
	- Net Realized and Unrealized Gains (Losses)	18
	- Capital Structure	19
	- Computation of Basic and Diluted Earnings Per Share	20

V.	Other Disclosures
	- Non-GAAP Financial Measures	21
	- Book Value per Ordinary Share	22
	- Comprehensive Income	23
	- Glossary	24

ACE Limited
Consolidated Financial Highlights
(in millions of U.S. dollars, except share, per share data and ratios)
(Unaudited)

	Three months ended September 30			Nine months ended September 30
	2007	2006	% Change 3Q-07 vs. 3Q-06	2007	2006	% Change YTD-07 vs. YTD-06
Gross premiums written	$4,463	$4,297	4%	$13,596	$13,391	2%

Net premiums written	$2,800	$2,790	0%	$9,152	$9,166	0%

Net premiums earned	$3,150	$3,088	2%	$9,240	$8,799	5%

Net investment income	$492	$414	19%	$1,414	$1,173	21%

Net income	$656	$578	13%	$2,006	$1,640	22%

Income excluding net realized gains (losses) and cumulative effect (1)	$692	$652	6%	$2,019	$1,708	18%

Comprehensive income	$909	$1,094	-17%	$1,958	$1,876	4%

Operating cash flow	$1,484	$1,333	11%	$3,878	$3,301	17%

Combined ratio
Loss and loss expense ratio	62.5%	60.2%		62.0%	61.0%
Underwriting and administrative expense ratio	26.0%	25.6%		25.8%	27.1%

Combined ratio	88.5%	85.8%		87.8%	88.1%

Annualized ROE *	18.1%	20.6%		18.1%	18.4%
Annualized ROE, excluding FAS 115 *	18.6%	21.0%		18.8%	19.1%

Effective tax rate on income excluding net realized gains (losses) and cumulative effect	17%	21%		18%	20%

Diluted earnings per share
Income excluding net realized gains (losses) and cumulative effect (1)	$2.06	$1.96	5%	$6.02	$5.13	17%
Net income	$1.95	$1.73	13%	$5.98	$4.92	22%

Book value per ordinary share	$46.98	$39.74	18%	$46.98	$39.74	18%
Tangible book value per ordinary share	$38.69	$31.60	22%	$38.69	$31.60	22%

Weighted average basic ordinary shares outstanding	325.2	321.9		324.7	321.5
Weighted average diluted ordinary shares outstanding	330.6	326.7		330.1	326.5
Debt/ total capitalization	11.6%	13.4%		11.6%	13.4%

(1)	See page 21 Non-GAAP Financial Measures.

*	Calculated using income excluding net realized gains (losses) and cumulative effect of a change in accounting principle (cumulative effect)

Financial Highlights	Page 1

ACE Limited
Consolidated Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated

	3Q-07	2Q-07	1Q-07	4Q-06	3Q-06	YTD 2007	YTD 2006	Full Year 2006
Property and Casualty
Gross premiums written	$4,363	$4,545	$4,406	$3,932	$4,228	$13,314	$13,195	$17,127
Net premiums written	2,705	2,995	3,182	2,786	2,721	8,882	8,970	11,756
Net premiums earned	3,055	2,921	2,994	2,948	3,019	8,970	8,603	11,551
Losses and loss expenses	1,910	1,793	1,860	1,824	1,818	5,563	5,246	7,070
Policy acquisition costs	450	422	406	424	430	1,278	1,265	1,689
Administrative expenses	345	344	344	353	345	1,033	1,068	1,421

P&C underwriting income	$350	$362	$384	$347	$426	$1,096	$1,024	$1,371

Life underwriting income excluding investment income	30	30	29	25	25	89	65	90
Net investment income	492	471	451	428	414	1,414	1,173	1,601
Net realized gains (losses)	—	(11)	16	15	(113)	5	(113)	(98)
Interest expense	44	42	46	42	46	132	134	176
Other (income) expense (3)	32	(4)	4	(16)	(2)	32	(19)	(35)
Income tax expense (benefit)	140	165	129	124	130	434	398	522
Cumulative effect of a change in accounting principle, net of tax	—	—	—	—	—	—	4	4

Net income	$656	$649	$701	$665	$578	$2,006	$1,640	$2,305

Net realized gains (losses)	—	(11)	16	15	(113)	5	(113)	(98)
Net realized gains (losses) in other (income) expense	(38)	—	—	—	—	(38)	—	—
Tax expense (benefit) on net realized gains (losses)	(2)	4	(22)	(7)	(39)	(20)	(41)	(48)
Cumulative effect of a change in accounting principle, net of tax	—	—	—	—	—	—	4	4

Income excluding net realized gains (losses) and cumulative effect (2)	$692	$664	$663	$643	$652	$2,019	$1,708	$2,351

% Change versus prior year period (1)
Property and Casualty net premiums written	-1%	0%	-2%	9%	-4%	-1%	0%	2%
Property and Casualty net premiums earned	1%	3%	9%	6%	0%	4%	-1%	0%

Other ratios
Net premiums written/gross premiums written	62%	66%	72%	71%	64%	67%	68%	69%
Effective tax rate on income excluding net realized gains (losses) and cumulative effect	17%	20%	19%	17%	21%	18%	20%	20%

Combined ratio (1)
Loss and loss expense ratio	62.5%	61.4%	62.1%	61.8%	60.2%	62.0%	61.0%	61.2%
Policy acquisition cost ratio	14.7%	14.5%	13.5%	14.4%	14.2%	14.3%	14.7%	14.6%
Administrative expense ratio	11.3%	11.7%	11.5%	12.0%	11.4%	11.5%	12.4%	12.3%

Combined ratio	88.5%	87.6%	87.1%	88.2%	85.8%	87.8%	88.1%	88.1%

Net premiums earned A&H	$418	$420	$394	$378	$356	$1,232	$1,049	$1,427
Expense ratio P&C	26.0%	26.2%	25.0%	26.4%	25.6%	25.8%	27.1%	26.9%
Expense ratio excluding A&H	22.8%	23.6%	21.9%	23.8%	23.2%	22.7%	24.9%	24.5%

Large losses and other items (1)
Catastrophe and other large losses (before tax)	$21	$81	$34	$6	$6	$136	$11	$17
Prior period development - unfavorable (favorable)	$(70)	$(40)	$(18)	$17	$17	$(128)	$(29)	$(12)

(1)	Property and casualty excluding Life is presented to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.

(2)	See page 21 Non-GAAP Financial Measures.

(3)	Includes $38 million of net realized investment and derivative losses related to our unconsolidated insurance affiliates.

Consolidated Results	Page 2

ACE Limited
Summary Consolidated Balance Sheets
(in millions of U.S. dollars, except per share data)

	September 30 2007	June 30 2007	March 31 2007	December 31 2006
	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$32,632	$30,591	$29,934	$28,540
Fixed maturities held to maturity, at amortized cost	2,979	3,013	3,060	3,047
Equity securities, at fair value	1,866	1,896	1,772	1,713
Short-term investments, at fair value	2,940	2,919	2,658	2,456
Other investments	1,050	934	896	845

Total investments	41,467	39,353	38,320	36,601

Cash	506	621	639	565
Securities lending collateral	2,301	2,811	2,905	2,171
Insurance and reinsurance balances receivable	3,324	3,923	3,689	3,580
Reinsurance recoverable	14,218	14,081	14,374	14,580
Deferred policy acquisition costs	1,138	1,160	1,133	1,077
Prepaid reinsurance premiums	1,687	1,854	1,621	1,586
Goodwill	2,731	2,731	2,731	2,731
Deferred tax assets	1,163	1,163	1,192	1,165
Investments in partially owned insurance companies	786	826	804	789
Other assets	2,633	2,497	2,366	2,290

Total assets	$71,954	$71,020	$69,774	$67,135

Liabilities
Unpaid losses and loss expenses	$36,868	$36,123	$35,813	$35,517
Unearned premiums	6,542	7,001	6,670	6,437
Future policy benefits for life and annuity contracts	527	521	521	518
Insurance and reinsurance balances payable	2,592	2,690	2,511	2,449
Deposit liabilities	355	363	327	335
Securities lending payable	2,301	2,811	2,905	2,171
Payable for securities purchased	2,407	2,257	1,338	1,286
Accounts payable, accrued expenses and other liabilities	1,689	1,445	1,514	1,541
Income taxes payable	174	168	265	156
Short-term debt	87	85	581	578
Long-term debt	2,068	2,063	2,061	1,560
Trust preferred securities	309	309	309	309

Total liabilities	55,919	55,836	54,815	52,857

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	15,379	14,781	14,181	13,562
Accumulated other comprehensive income (AOCI)	656	403	778	716

Total shareholders’ equity	16,035	15,184	14,959	14,278

Total liabilities and shareholders’ equity	$71,954	$71,020	$69,774	$67,135

Book value per ordinary share (1)	$46.98	$44.46	$43.87	$42.03
Tangible book value per ordinary share (1)	$38.69	$36.16	$35.55	$33.66

(1)	See page 21 Non-GAAP Financial Measures.

Consol Bal Sheet	Page 3

ACE Limited
Consolidated Premiums by Line of Business
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated

	3Q-07	% of Total Consolidated	3Q-06	% of Total Consolidated	% Change 3Q-07 vs. 3Q-06	YTD 2007	% of Total Consolidated	YTD 2006	% of Total Consolidated	% Change YTD-07 vs. YTD-06
Net premiums written
Property and all other	$937	34%	$892	32%	5%	$2,937	32%	$2,943	32%	0%
Casualty	1,371	49%	1,494	54%	-8%	4,697	51%	4,965	54%	-5%
Personal accident (A&H)	397	14%	335	12%	19%	1,248	14%	1,062	12%	18%

Total P&C	2,705	97%	2,721	98%	-1%	8,882	97%	8,970	98%	-1%

Life	95	3%	69	2%	38%	270	3%	196	2%	38%

Total Consolidated	$2,800	100%	$2,790	100%	0%	$9,152	100%	$9,166	100%	0%

Net premiums earned
Property and all other	$1,060	34%	$1,013	33%	5%	$2,830	31%	$2,694	31%	5%
Casualty	1,577	50%	1,650	53%	-4%	4,908	53%	4,860	55%	1%
Personal accident (A&H)	418	13%	356	12%	17%	1,232	13%	1,049	12%	17%

Total P&C	3,055	97%	3,019	98%	1%	8,970	97%	8,603	98%	4%

Life	95	3%	69	2%	38%	270	3%	196	2%	38%

Total Consolidated	$3,150	100%	$3,088	100%	2%	$9,240	100%	$8,799	100%	5%

Line of Business	Page 4

ACE Limited
Consolidating Statement of Operations
Three months ended September 30, 2007 and 2006
(in millions of U.S. dollars)
(Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Life Insurance & Reinsurance	ACE Consolidated
September 30, 2007
Gross premiums written	$2,708	$1,427	$228	$—	$4,363	$100	$4,463
Net premiums written	1,449	1,041	215	—	2,705	95	2,800
Net premiums earned	1,595	1,141	319	—	3,055	95	3,150
Losses and loss expenses	1,138	611	161	—	1,910	—	1,910
Life and annuity benefits	—	—	—	—	—	39	39
Policy acquisition costs	150	240	60	—	450	13	463
Administrative expenses	129	170	14	32	345	13	358

Underwriting income (loss)	178	120	84	(32)	350	30	380

Net investment income	260	116	69	33	478	14	492
Net realized gains (losses)	29	(5)	25	2	51	(51)	—
Interest expense	—	—	—	44	44	—	44
Other (income) expense	1	(12)	—	43	32	—	32
Income tax expense (benefit)	125	26	11	(19)	143	(3)	140

Net income (loss)	341	217	167	(65)	660	(4)	656

Net realized gains (losses)	29	(5)	25	2	51	(51)	—
Net realized gains (losses) in other (income) expense	—	11	—	(49)	(38)	—	(38)
Tax expense (benefit) on net realized gains (losses)	—	(1)	—	(1)	(2)	—	(2)

Income (loss) excluding net realized gains (losses) (1)	$312	$210	$142	$(19)	$645	$47	$692

September 30, 2006
Gross premiums written	$2,550	$1,387	$291	$—	$4,228	$69	$4,297
Net premiums written	1,459	978	284	—	2,721	69	2,790
Net premiums earned	1,547	1,099	373	—	3,019	69	3,088
Losses and loss expenses	1,090	532	196	—	1,818	—	1,818
Life and annuity benefits	—	—	—	—	—	29	29
Policy acquisition costs	142	217	71	—	430	7	437
Administrative expenses	129	155	16	45	345	8	353

Underwriting income (loss)	186	195	90	(45)	426	25	451

Net investment income	228	97	56	22	403	11	414
Net realized gains (losses)	(34)	(32)	2	(35)	(99)	(14)	(113)
Interest expense	—	—	—	46	46	—	46
Other (income) expense	11	(3)	1	(11)	(2)	—	(2)
Income tax expense (benefit)	74	63	9	(16)	130	—	130

Net income (loss)	295	200	138	(77)	556	22	578

Net realized gains (losses)	(34)	(32)	2	(35)	(99)	(14)	(113)
Tax expense (benefit) on net realized gains (losses)	(32)	(6)	(1)	—	(39)	—	(39)

Income (loss) excluding net realized gains (losses) (1)	$297	$226	$135	$(42)	$616	$36	$652

(1)	See page 21 Non-GAAP Financial Measures.

Segment 2007 Qtr	Page 5

ACE Limited
Consolidating Statement of Operations
Nine months ended September 30, 2007 and 2006
(in millions of U.S. dollars)
(Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Life Insurance & Reinsurance	ACE Consolidated
September 30, 2007
Gross premiums written	$7,566	$4,707	$1,041	$—	$13,314	$282	$13,596
Net premiums written	4,460	3,399	1,023	—	8,882	270	9,152
Net premiums earned	4,589	3,394	987	—	8,970	270	9,240
Losses and loss expenses	3,265	1,789	509	—	5,563	—	5,563
Life and annuity benefits	—	—	—	—	—	108	108
Policy acquisition costs	394	694	190	—	1,278	36	1,314
Administrative expenses	392	494	47	100	1,033	37	1,070

Underwriting income (loss)	538	417	241	(100)	1,096	89	1,185

Net investment income	758	331	201	84	1,374	40	1,414
Net realized gains (losses)	81	(58)	24	14	61	(56)	5
Interest expense	—	—	—	132	132	—	132
Other (income) expense	11	(8)	3	26	32	—	32
Income tax expense (benefit)	368	124	25	(79)	438	(4)	434

Net income (loss)	998	574	438	(81)	1,929	77	2,006

Net realized gains (losses)	81	(58)	24	14	61	(56)	5
Net realized gains (losses) in other (income) expense	—	11	—	(49)	(38)	—	(38)
Tax expense (benefit) on net realized gains (losses)	23	(13)	(1)	(29)	(20)	—	(20)

Income (loss) excluding net realized gains (losses) (1)	$940	$608	$413	$(75)	$1,886	$133	$2,019

September 30, 2006
Gross premiums written	$7,427	$4,456	$1,312	$—	$13,195	$196	$13,391
Net premiums written	4,464	3,207	1,299	—	8,970	196	9,166
Net premiums earned	4,248	3,224	1,131	—	8,603	196	8,799
Losses and loss expenses	2,972	1,683	590	1	5,246	—	5,246
Life and annuity benefits	—	—	—	—	—	91	91
Policy acquisition costs	408	630	227	—	1,265	17	1,282
Administrative expenses	370	452	48	198	1,068	23	1,091

Underwriting income (loss)	498	459	266	(199)	1,024	65	1,089

Net investment income	643	273	159	68	1,143	30	1,173
Net realized gains (losses)	(72)	(24)	(7)	13	(90)	(23)	(113)
Interest expense	—	—	—	134	134	—	134
Other (income) expense	11	3	6	(39)	(19)	—	(19)
Income tax expense (benefit)	263	163	29	(56)	399	(1)	398
Cumulative effect of a change in accounting principle, net of tax	—	—	—	4	4	—	4

Net income (loss)	795	542	383	(153)	1,567	73	1,640

Net realized gains (losses)	(72)	(24)	(7)	13	(90)	(23)	(113)
Tax expense (benefit) on net realized gains (losses)	(39)	1	(2)	(1)	(41)	—	(41)
Cumulative effect of a change in accounting principle, net of tax	—	—	—	4	4	—	4

Income (loss) excluding net realized gains (losses) (1)	$828	$567	$388	$(171)	$1,612	$96	$1,708

(1)	See page 21 Non-GAAP Financial Measures.

Segment 2007 YTD	Page 6

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Insurance - North American

	3Q-07	2Q-07	1Q-07	4Q-06	3Q-06	YTD 2007	YTD 2006	Full Year 2006
Gross premiums written	$2,708	$2,589	$2,269	$2,236	$2,550	$7,566	$7,427	$9,663
Net premiums written	1,449	1,497	1,514	1,476	1,459	4,460	4,464	5,940
Net premiums earned	1,595	1,455	1,539	1,471	1,547	4,589	4,248	5,719
Losses and loss expenses	1,138	1,016	1,111	1,054	1,090	3,265	2,972	4,026
Policy acquisition costs	150	128	116	122	142	394	408	530
Administrative expenses	129	130	133	132	129	392	370	502

Underwriting income	178	181	179	163	186	538	498	661

Net investment income	260	257	241	233	228	758	643	876
Net realized gains (losses)	29	15	37	(11)	(34)	81	(72)	(83)
Interest expense	—	—	—	—	—	—	—	—
Other (income) expense	1	1	9	(13)	11	11	11	(2)
Income tax expense (benefit)	125	115	128	89	74	368	263	352

Net income	341	337	320	309	295	998	795	1,104

Net realized gains (losses)	29	15	37	(11)	(34)	81	(72)	(83)
Tax expense (benefit) on net realized gains (losses)	—	8	15	(16)	(32)	23	(39)	(55)

Income excluding net realized gains (losses) (1)	$312	$330	$298	$304	$297	$940	$828	$1,132

Combined ratio
Loss and loss expense ratio	71.3%	69.8%	72.2%	71.7%	70.4%	71.1%	70.0%	70.4%
Policy acquisition cost ratio	9.4%	8.8%	7.5%	8.3%	9.1%	8.6%	9.6%	9.2%
Administrative expense ratio	8.1%	8.9%	8.7%	8.9%	8.4%	8.5%	8.7%	8.8%

Combined ratio	88.8%	87.5%	88.4%	88.9%	87.9%	88.2%	88.3%	88.4%

Large losses and other items (before tax)
Catastrophe and other large losses (before tax)	$—	$16	$—	$—	$—	$16	$—	$—
Prior period development - unfavorable (favorable)	$4	$(6)	$10	$20	$30	$8	$45	$65

% Change versus prior year period
Net premiums written	-1%	0%	1%	16%	-4%	0%	-2%	2%
Net premiums earned	3%	6%	15%	9%	-3%	8%	-3%	0%

Other ratios
Net premiums written/gross premiums written	54%	58%	67%	66%	57%	59%	60%	61%

(1)	See page 21 Non-GAAP Financial Measures.

Insurance-North American	Page 7

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Insurance - Overseas General

	3Q-07	2Q-07	1Q-07	4Q-06	3Q-06	YTD 2007	YTD 2006	Full Year 2006
Gross premiums written	$1,427	$1,621	$1,659	$1,441	$1,387	$4,707	$4,456	$5,897
Net premiums written	1,041	1,166	1,192	1,059	978	3,399	3,207	4,266
Net premiums earned	1,141	1,141	1,112	1,097	1,099	3,394	3,224	4,321
Losses and loss expenses	611	614	564	576	532	1,789	1,683	2,259
Policy acquisition costs	240	230	224	226	217	694	630	856
Administrative expenses	170	162	162	157	155	494	452	609

Underwriting income	120	135	162	138	195	417	459	597

Net investment income	116	111	104	97	97	331	273	370
Net realized gains (losses)	(5)	(27)	(26)	8	(32)	(58)	(24)	(16)
Interest expense	—	—	—	—	—	—	—	—
Other (income) expense	(12)	1	3	7	(3)	(8)	3	10
Income tax expense (benefit)	26	58	40	43	63	124	163	206

Net income	217	160	197	193	200	574	542	735

Net realized gains (losses)	(5)	(27)	(26)	8	(32)	(58)	(24)	(16)
Net realized gains (losses) in other (income) expense	11	—	—	—	—	11	—	—
Tax expense (benefit) on net realized gains (losses)	(1)	(4)	(8)	2	(6)	(13)	1	3

Income excluding net realized gains (losses) (1)	$210	$183	$215	$187	$226	$608	$567	$754

Combined ratio
Loss and loss expense ratio	53.6%	53.9%	50.7%	52.5%	48.4%	52.7%	52.2%	52.3%
Policy acquisition cost ratio	21.1%	20.1%	20.2%	20.6%	19.8%	20.5%	19.6%	19.8%
Administrative expense ratio	14.8%	14.2%	14.5%	14.3%	14.0%	14.5%	14.0%	14.1%

Combined ratio	89.5%	88.2%	85.4%	87.4%	82.2%	87.7%	85.8%	86.2%

Large losses and other items
Catastrophe and other large losses (before tax)	$8	$58	$15	$—	$3	81	$3	$3
Prior period development - unfavorable (favorable)	$(64)	$(31)	$(21)	$4	$(16)	(116)	$(76)	$(72)

% Change versus prior year period
Net premiums written	6%	8%	4%	4%	5%	6%	1%	2%
Net premiums earned	4%	5%	7%	5%	7%	5%	1%	2%

Other ratios
Net premiums written/gross premiums written	73%	72%	72%	73%	71%	72%	72%	72%

(1)	See page 21 Non-GAAP Financial Measures.

Insurance-Overseas General	Page 8

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Global Reinsurance

	3Q-07	2Q-07	1Q-07	4Q-06	3Q-06	YTD 2007	YTD 2006	Full Year 2006
Gross premiums written	$228	$335	$478	$255	$291	$1,041	$1,312	$1,567
Net premiums written	215	332	476	251	284	1,023	1,299	1,550
Net premiums earned	319	325	343	380	373	987	1,131	1,511
Losses and loss expenses	161	163	185	194	196	509	590	784
Policy acquisition costs	60	64	66	76	71	190	227	303
Administrative expenses	14	16	17	14	16	47	48	62

Underwriting income	84	82	75	96	90	241	266	362

Net investment income	69	66	66	62	56	201	159	221
Net realized gains (losses)	25	(7)	6	17	2	24	(7)	10
Interest expense	—	—	—	—	—	—	—	—
Other (income) expense	—	2	1	2	1	3	6	8
Income tax expense (benefit)	11	7	7	9	9	25	29	38

Net income	167	132	139	164	138	438	383	547

Net realized gains (losses)	25	(7)	6	17	2	24	(7)	10
Tax expense (benefit) on net realized gains (losses)	—	—	(1)	1	(1)	(1)	(2)	(1)

Income excluding net realized gains (losses) (1)	$142	$139	$132	$148	$135	$413	$388	$536

Combined ratio
Loss and loss expense ratio	50.6%	50.1%	53.8%	50.9%	52.5%	51.6%	52.2%	51.8%
Policy acquisition cost ratio	18.8%	19.9%	19.2%	20.1%	19.0%	19.3%	20.1%	20.1%
Administrative expense ratio	4.2%	5.0%	5.0%	3.7%	4.2%	4.7%	4.2%	4.1%

Combined ratio	73.6%	75.0%	78.0%	74.7%	75.7%	75.6%	76.5%	76.0%

Large losses and other items
Catastrophe and other large losses (before tax)	$13	$7	$19	$6	$3	39	$8	$14
Prior period development - unfavorable (favorable)	$(10)	$(3)	$(7)	$(7)	$3	(20)	$2	$(5)

(1)	See page 21 Non-GAAP Financial Measures.

Global Reinsurance	Page 9

ACE Limited
Segment Results - Consecutive Quarters - 2
(in millions of U.S. dollars)
(Unaudited)

Global Reinsurance

	3Q-07	2Q-07	1Q-07	4Q-06	3Q-06	YTD 2007	YTD 2006	Full Year 2006
% Change versus prior year period
Net premiums written	-24%	-20%	-21%	-9%	-25%	-21%	2%	0%
Net premiums earned	-14%	-16%	-8%	-4%	-9%	-13%	0%	-1%

Other ratios
Net premiums written/gross premiums written	94%	99%	100%	98%	98%	98%	99%	99%

Global Reinsurance - By Division
	3Q-07	2Q-07	1Q-07	4Q-06	3Q-06	YTD 2007	YTD 2006	Full Year 2006
Gross premiums written
ACE Tempest Re Bermuda	$51	$121	$174	$16	$53	$346	$370	$386
ACE Tempest Re USA	134	175	188	181	178	497	722	903
ACE Tempest Re Europe	39	35	112	58	60	186	220	278
ACE Tempest Re Canada	4	4	4	—	—	12	—	—

Total	$228	$335	$478	$255	$291	$1,041	$1,312	$1,567

Net premiums written
ACE Tempest Re Bermuda	$40	$120	$174	$13	$49	$334	$366	$379
ACE Tempest Re USA	134	175	188	181	177	497	721	902
ACE Tempest Re Europe	37	33	110	57	58	180	212	269
ACE Tempest Re Canada	4	4	4	—	—	12	—	—

Total	$215	$332	$476	$251	$284	$1,023	$1,299	$1,550

Net premiums earned
ACE Tempest Re Bermuda	$90	$87	$88	$96	$97	$265	$271	$367
ACE Tempest Re USA	167	177	187	216	210	531	656	872
ACE Tempest Re Europe	59	60	67	68	66	186	204	272
ACE Tempest Re Canada	3	1	1	—	—	5	—	—

Total	$319	$325	$343	$380	$373	$987	$1,131	$1,511

Net premiums written/gross premiums written
ACE Tempest Re Bermuda	78%	99%	100%	81%	92%	97%	99%	98%
ACE Tempest Re USA	100%	100%	100%	100%	99%	100%	100%	100%
ACE Tempest Re Europe	95%	94%	98%	98%	97%	97%	96%	97%
ACE Tempest Re Canada	100%	100%	100%	—	—	100%	—	—

Total NPW/GPW	94%	99%	100%	98%	98%	98%	99%	99%

Global Reinsurance 2	Page 10

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Life Insurance and Reinsurance

	3Q-07	2Q-07	1Q-07	4Q-06	3Q-06	YTD 2007	YTD 2006	Full Year 2006
Gross premiums written (1)	$100	$92	$90	$78	$69	$282	$196	$274
Net premiums written	95	87	88	78	69	270	196	274
Net premiums earned	95	87	88	78	69	270	196	274
Life and annuity benefits	39	33	36	32	29	108	91	123
Policy acquisition costs	13	12	11	9	7	36	17	26
Administrative expenses	13	12	12	12	8	37	23	35
Net investment income	14	14	12	12	11	40	30	42

Life underwriting income (2)	44	44	41	37	36	129	95	132
Net realized gains (losses)	(51)	(1)	(4)	(13)	(14)	(56)	(23)	(36)
Income tax expense (benefit)	(3)	1	(2)	(5)	—	(4)	(1)	(6)

Net income	(4)	42	39	29	22	77	73	102
Net realized gains (losses)	(51)	(1)	(4)	(13)	(14)	(56)	(23)	(36)
Tax expense (benefit) on net realized gains (losses)	—	—	—	—	—	—	—	—

Income excluding net realized gains (losses) (3)	$47	$43	$43	$42	$36	$133	$96	$138

(1)	Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from premium revenue. For the quarter ended September 30, 2007 and June 30, 2007, premiums collected on universal life and investment contracts that were excluded from premium revenue above aggregated to $17.4 million and $10.6 million, respectively. Previous to Q2-07, premiums collected on universal life contracts were inconsequential.

(2)	We assess the performance of our Life Insurance and Reinsurance business based on life underwriting income which includes net investment income.

(3)	See page 21 Non-GAAP Financial Measures.

Life	Page 11

ACE Limited
Loss Reserve Rollforward
(in millions of U.S. dollars)
(Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2005	$35,055	$14,597	$20,458	$27,174	$9,269	$17,905	$7,881	$5,328	$2,553

Losses and loss expenses incurred	2,130	450	1,680	2,143	476	1,667	(13)	(26)	13
Losses and loss expenses paid	(1,686)	(503)	(1,183)	(1,486)	(353)	(1,133)	(200)	(150)	(50)
Other (incl. foreign exch. revaluation)	9	10	(1)	16	10	6	(7)	—	(7)

Balance at March 31, 2006	35,508	14,554	20,954	27,847	9,402	18,445	7,661	5,152	2,509

Losses and loss expenses incurred	2,378	630	1,748	2,349	618	1,731	29	12	17
Losses and loss expenses paid	(2,536)	(1,082)	(1,454)	(2,344)	(938)	(1,406)	(192)	(144)	(48)
Other (incl. foreign exch. revaluation)	214	69	145	212	69	143	2	—	2

Balance at June 30, 2006	35,564	14,171	21,393	28,064	9,151	18,913	7,500	5,020	2,480

Losses and loss expenses incurred	2,582	764	1,818	2,588	797	1,791	(6)	(33)	27
Losses and loss expenses paid	(2,395)	(975)	(1,420)	(2,223)	(893)	(1,330)	(172)	(82)	(90)
Other (Sale of certain run-off subsidiaries) (2)	(789)	(317)	(472)	—	—	—	(789)	(317)	(472)
Other (incl. foreign exch. revaluation)	187	66	121	199	69	130	(12)	(3)	(9)

Balance at September 30, 2006	35,149	13,709	21,440	28,628	9,124	19,504	6,521	4,585	1,936

Losses and loss expenses incurred	2,780	956	1,824	2,477	710	1,767	303	246	57
Losses and loss expenses paid	(2,613)	(1,211)	(1,402)	(2,405)	(1,078)	(1,327)	(208)	(133)	(75)
Other (incl. foreign exch. revaluation)	201	55	146	289	221	68	(88)	(166)	78

Balance at December 31, 2006	35,517	13,509	22,008	28,989	8,977	20,012	6,528	4,532	1,996

Losses and loss expenses incurred	2,703	843	1,860	2,690	832	1,858	13	11	2
Losses and loss expenses paid	(2,363)	(943)	(1,420)	(2,206)	(797)	(1,409)	(157)	(146)	(11)
Other (incl. foreign exch. revaluation)	(44)	4	(48)	(44)	4	(48)	—	—	—

Balance at March 31, 2007	35,813	13,413	22,400	29,429	9,016	20,413	6,384	4,397	1,987

Losses and loss expenses incurred	2,280	487	1,793	2,249	473	1,776	31	14	17
Losses and loss expenses paid	(2,111)	(758)	(1,353)	(1,977)	(637)	(1,340)	(134)	(121)	(13)
Other (incl. foreign exch. revaluation)	141	34	107	140	34	106	1	—	1

Balance at June 30, 2007	36,123	13,176	22,947	29,841	8,886	20,955	6,282	4,290	1,992

Losses and loss expenses incurred	3,010	1,100	1,910	2,999	1,093	1,906	11	7	4
Losses and loss expenses paid	(2,429)	(948)	(1,481)	(2,269)	(833)	(1,436)	(160)	(115)	(45)
Other (incl. foreign exch. revaluation)	164	58	106	164	58	106	—	—	—

Balance at September 30, 2007	$36,868	$13,386	$23,482	$30,735	$9,204	$21,531	$6,133	$4,182	$1,951

(1)	The run-off reserves primarily include the Brandywine group, the Commercial Insurance Service—Middle Market Workers’ Comp. reserves and the pre-1997 Westchester Specialty reserves.

(2)	During the third quarter of 2006, ACE Limited completed the sale of three run-off reinsurance subsidiaries, ACE American Reinsurance Company, Brandywine Reinsurance Co. (UK) Ltd. and Brandywine Reinsurance Company S.A.-N.V. to Randall & Quilter Investment Holdings Limited.

Loss Reserve Rollforward	Page 12

ACE Limited
Reinsurance Recoverable Analysis
(in millions of U.S. dollars)
(Unaudited)

Net Reinsurance Recoverable by Division

	September 30 2007	June 30 2007	March 31 2007	December 31 2006
Reinsurance recoverable on paid losses and loss expenses
Active operations	$761	$820	$922	$1,013
Brandywine	227	245	242	251
Westchester Run-off	29	33	42	36
Other Run-off	13	16	17	16

Total	$1,030	$1,114	$1,223	$1,316

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$9,753	$9,418	$9,505	$9,479
Brandywine	3,211	3,303	3,425	3,535
Westchester Run-off	671	674	690	699
Other Run-off	202	221	202	200

Total	$13,837	$13,616	$13,822	$13,913

Gross reinsurance recoverable
Active operations	$10,514	$10,238	$10,427	$10,515
Brandywine	3,438	3,548	3,667	3,786
Westchester Run-off	700	707	732	712
Other Run-off	215	237	219	216

Total	$14,867	$14,730	$15,045	$15,229

Provision for uncollectible reinsurance
Active operations	$(430)	$(427)	$(455)	$(427)
Brandywine	(164)	(169)	(169)	(172)
Westchester Run-off	(31)	(31)	(30)	(30)
Other Run-off	(24)	(22)	(17)	(20)

Total	$(649)	$(649)	$(671)	$(649)

Net reinsurance recoverable
Active operations	$10,084	$9,811	$9,972	$10,088
Brandywine	3,274	3,379	3,498	3,614
Westchester Run-off	669	676	702	682
Other Run-off	191	215	202	196

Total	$14,218	$14,081	$14,374	$14,580

Reinsurance Recoverable	Page 13

ACE Limited
Reinsurance Recoverable Analysis - 2
(in millions of U.S. dollars)
(Unaudited)

Reinsurance Recoverable for Active Operations

	June 30, 2007
	Recoverable	Provision	% of Gross
Categories
Top 10 reinsurers	$4,988	$56	1.1%
Other reinsurers balances >$20 million	2,180	56	2.6%
Other reinsurers balances <$20 million	528	55	10.4%
Mandatory pools and government agencies	578	3	0.5%
Structured settlements	220	7	3.2%
Captives	1,377	1	0.1%
Other (1)	367	249	67.8%

Total	$10,238	$427	4.2%

At June 30, 2007, $7.4 billion of the active operations’ recoverables were from rated reinsurers, of which 95.1% were rated the equivalent of A- or better by internationally recognized rating agencies. The Company held collateral of $3.2 billion, of which $2 billion was matched and usable against existing recoverables.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)

AGRI General Ins Co

American International Group (AIG)

Berkshire Hathaway Insurance Group

Chubb Insurance Group

Federal Crop Insurance Corp

HDI Haftpflichtverband Der Deutschen

    Industrie Vag (Hannover)

Lloyd’s Of London

Munich Re Group

Swiss Re Group

XL Capital Group

AIOI Insurance Group

Allianz

Allied World Assurance Group

Arch Capital

Aspen Insurance Holdings Ltd

AXA

CIGNA

Converium Group

Dow Chemical Co

Electric Insurance Company Group

Endurance Specialty Holdings Ltd

Everest Re Group

ING Groep NV

IPCRe Ltd

IRB - Brasil Resseguros S.A. Group

Liberty Mutual Insurance Companies

Montpelier Reinsurance Ltd

Partner Re

Platinum Underwriters

PMA Capital Corp

Renaissance Re Holdings Ltd

Royal & Sun Alliance Insurance Group

SCOR Group

Sompo Japan Group

Tawa UK Ltd

Toa Reinsurance Company

Travelers Companies Inc

White Mountains Insurance Group

WR Berkley Corp

Zurich Financial Services Group

(1)	Other principally includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of provision for uncollectible reinsurance associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as multi-beneficiary trusts and parental guarantees.

(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Active	Page 14

ACE Limited
Reinsurance Recoverable Analysis - 3
(in millions of U.S. dollars)
(Unaudited)

Consolidated Reinsurance Recoverable

	June 30, 2007
	Recoverable	Provision	% of Gross
Categories
Top 10 reinsurers	$7,698	$84	1.1%
Other reinsurers balances >$20 million	3,360	150	4.5%
Other reinsurers balances <$20 million	656	85	13.0%
Mandatory pools and government agencies	585	3	0.5%
Structured settlements	522	16	3.1%
Captives	1,483	5	0.3%
Other (1)	426	306	71.8%

Total	$14,730	$649	4.4%

At June 30, 2007, $11.2 billion of ACE Limited recoverables were from rated reinsurers, of which 94.6% were rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)

American International Group (AIG)

Berkshire Hathaway Insurance Group

Chubb Insurance Group

Equitas

Everest Re Group

HDI Haftpflichtverband Der Deutschen Industrie Vag (Hannover)

Lloyd’s Of London

Munich Re Group

Swiss Re Group

XL Capital Group

AGRI General Ins Co

AIOI Insurance Group

Allianz

Allied World Assurance Group

Allstate Group

Arch Capital

Aspen Insurance Holdings Ltd

AVIVA

AXA

CIGNA

CNA Insurance Companies

Converium Group

Dominion Insurance Co Ltd

Dow Chemical Co

Dukes Place Holdings

Electric Insurance Company Group

Endurance Specialty Holdings Ltd

Enstar Group Ltd

Fairfax Financial

Federal Crop Insurance Corp

FM Global Group

Globale Rueckversicherungs AG

Hartford Insurance Group

ING Groep NV

IPCRe Ltd

IRB - Brasil Resseguros S.A. Group

Liberty Mutual Insurance Companies

Millea Holdings

Montpelier Reinsurance Ltd

Partner Re

Platinum Underwriters

PMA Capital Corp

Renaissance Re Holdings Ltd

Royal & Sun Alliance Insurance Group

SCOR Group

Sompo Japan Group

Tawa UK Ltd

Toa Reinsurance Company

Travelers Companies Inc

Trenwick Group

White Mountains Insurance Group

WR Berkley Corp

Zurich Financial Services Group

(1)	Other principally includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of provision for uncollectible reinsurance associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as multi-beneficiary trusts and parental guarantees.

(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Consolidated	Page 15

ACE Limited
Reinsurance Recoverable Analysis - 4
(in millions of U.S. dollars)
(Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	General Collections (1)	Other (2)	Total
Gross balance at December 31, 2006	$932	$384	$1,316
Provision at 12/31/06	53	202	255
% of gross	5.7%	52.6%	19.4%

Net balance at December 31, 2006	$879	$182	$1,061

Gross balance at March 31, 2007	$933	$290	$1,223
Provision at 3/31/07	57	215	272
% of gross	6.1%	74.1%	22.2%

Net balance at March 31, 2007	$876	$75	$951

Gross balance at June 30, 2007	$887	$227	$1,114
Provision at 6/30/07	52	167	219
% of gross	5.9%	73.6%	19.7%

Net balance at June 30, 2007	$835	$60	$895

Gross balance at September 30, 2007	$820	$210	$1,030
Provision at 9/30/07	49	158	207
% of gross	6.0%	75.2%	20.1%

Net balance at September 30, 2007 (3)	$771	$52	$823

(1)	General collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues.

(2)	Other principally includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation for Brandywine Group and active operations. Our estimation of the reserve for other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such multi-beneficiary trusts and parental guarantees.

(3)	The current quarter split between general collections and other is estimated based on prior quarter balances. Balances are adjusted to actual in the next quarter.

Reinsurance Recoverable 4	Page 16

ACE Limited
Investment Portfolio
(in millions of U.S. dollars)
(Unaudited)

	September 30 2007	June 30 2007	March 31 2007	December 31 2006
Market Value
Fixed maturities available for sale	$32,632	$30,591	$29,934	$28,540
Fixed maturities held to maturity	2,966	2,957	3,039	3,015
Short-term investments	2,940	2,919	2,658	2,456

Total	$38,538	$36,467	$35,631	$34,011

Asset Allocation by Market Value
Treasury	$1,208	$1,587	$1,689	$1,322
Agency	1,901	2,117	2,223	2,207
Corporate	8,579	7,643	7,473	7,394
Mortgage-backed securities	13,542	12,338	11,925	11,346
Asset-backed securities	1,377	1,611	1,772	2,020
Municipal	1,603	1,367	1,157	809
Non-U.S.	7,388	6,885	6,734	6,457
Short-term investments	2,940	2,919	2,658	2,456

Total	$38,538	$36,467	$35,631	$34,011

Credit Quality by Market Value
AAA	$25,239	$24,121	$23,783	$22,471
AA	3,416	3,178	3,095	2,725
A	4,059	3,902	3,582	3,909
BBB	3,171	2,841	2,610	2,498
BB	1,121	948	992	943
B	1,437	1,376	1,475	1,365
Other	95	101	94	100

Total	$38,538	$36,467	$35,631	$34,011

Cost/Amortized Cost
Fixed maturities available for sale	$32,619	$30,847	$29,723	$28,389
Fixed maturities held to maturity	2,979	3,013	3,060	3,047
Short-term investments	2,940	2,919	2,658	2,456

Subtotal	38,538	36,779	35,441	33,892
Equity securities	1,540	1,522	1,432	1,372
Other investments	812	749	687	661

Total	$40,890	$39,050	$37,560	$35,925

Avg. duration of fixed maturities, adjusted for int. rate swaps	3.6 years	3.7 years	3.3 years	3.3 years
Avg. market yield of fixed maturities	5.5%	5.7%	5.3%	5.4%
Avg. credit quality	AA	AA	AA	AA

Investments	Page 17

ACE Limited
Net Realized and Unrealized Gains (Losses)
(in millions of U.S. dollars)
(Unaudited)

	Three months ended September 30, 2007			Nine months ended September 30, 2007
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(6)	$268	$262	$(90)	$(137)	$(227)
Equity securities	57	(48)	9	142	(15)	127
Equity and fixed income derivatives	(9)	—	(9)	(14)	—	(14)
Foreign exchange gains (losses)	2	—	2	3	—	3
Other	6	4	10	18	37	55

Sub-total	50	224	274	59	(115)	(56)
Other FAS 133 adjustments	(50)	—	(50)	(54)	—	(54)

Total gains (losses)	—	224	224	5	(115)	(110)
Partially-owned insurance companies (2)	(38)	—	(38)	(38)	—	(38)
Income tax expense (benefit)	(2)	10	8	(20)	(10)	(30)

Net gains (losses)	$(36)	$214	$178	$(13)	$(105)	$(118)

(1)	The quarter includes impairments of $13M for fixed maturities and $5M for equitites. Year to date includes impairments of $63M for fixed maturities, $7M for equities and $2M for other investments.

(2)	Realized gains (losses) on partially-owned insurance companies that meet the requirements for equity accounting. The net income or loss is included in other (income) expense.

	Three months ended September 30, 2006			Nine months ended September 30, 2006
	Net Realized Gains (Losses) (3)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (3)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(116)	$559	$443	$(241)	$130	$(111)
Equity securities	24	55	79	124	29	153
Equity and fixed income derivatives	(25)	—	(25)	(5)	—	(5)
Foreign exchange gains (losses)	(4)	—	(4)	(11)	—	(11)
Other	—	9	9	2	68	70

Total inv. portfolio gains (losses)	(121)	623	502	(131)	227	96
Sale of run-off reinsurance subsidiaries	9	—	9	9	—	9
Other FAS 133 adjustments	(1)	—	(1)	9	—	9

Total gains (losses)	(113)	623	510	(113)	227	114
Income tax expense (benefit)	(39)	111	72	(41)	44	3

Net gains (losses)	$(74)	$512	$438	$(72)	$183	$111

(3)	The quarter includes impairments of $106M for fixed maturities, $3M for equities. Year to date includes impairments of $186M for fixed maturities, $9M for equities and $6M for other investments.

Investment Gains (Losses)	Page 18

ACE Limited
Capital Structure
(in millions of U.S. dollars)
(Unaudited)

	September 30 2007	June 30 2007	March 31 2007	December 31 2006	December 31 2005
Total short-term debt	$87	$85	$581	$578	$300
Total long-term debt	2,068	2,063	2,061	1,560	1,811

Total debt	2,155	2,148	2,642	2,138	2,111

Total trust preferred securities	309	309	309	309	309

Perpetual preferred shares	557	557	557	557	557
Ordinary shareholders’ equity	15,478	14,627	14,402	13,721	11,255

Total shareholders’ equity	$16,035	$15,184	$14,959	$14,278	$11,812

Total capitalization	$18,499	$17,641	$17,910	$16,725	$14,232
Tangible shareholders’ equity (1)	$13,304	$12,453	$12,228	$11,547	$9,109

Leverage ratios
Debt/ total capitalization	11.6%	12.2%	14.8%	12.8%	14.8%
Debt plus trust preferred secutities/ total capitalization	13.3%	13.9%	16.5%	14.6%	17.0%
Debt/ tangible equity	16.2%	17.2%	21.6%	18.5%	23.2%
Debt plus trust preferred securities/ tangible equity	18.5%	19.7%	24.1%	21.2%	26.6%
Debt plus total preferred stock/ total capitalization	16.3%	17.1%	19.6%	18.0%	20.9%

(1)	Tangible equity is equal to shareholders’ equity less goodwill.

Capital Structure	Page 19

ACE Limited
Computation of Basic and Diluted Earnings Per Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

	Three months ended September 30		Nine months ended September 30
	2007	2006	2007	2006
Numerator
Income excluding net realized gains (losses) and cumulative effect (1)	$692	$652	$2,019	$1,708
Perpetual preferred dividend	(11)	(11)	(33)	(33)

Income to ordinary shares, excl. net realized gains (losses) and cumulative effect	681	641	1,986	1,675
Net realized gains (losses), net of income tax	(36)	(74)	(13)	(72)

Net income available to the holders of ordinary shares excluding cumulative effect	645	567	1,973	1,603
Cumulative effect of a change in accounting principle, net of tax	—	—	—	4

Net income available to the holders of ordinary shares	$645	$567	$1,973	$1,607

Rollforward of Ordinary Shares
Ordinary Shares - beginning of period	329,009,343	325,371,481	326,455,468	323,322,586
Issued under employee stock purchase plan	101,234	101,359	205,396	202,891
Shares (cancelled) granted	11,614	(19,016)	1,259,080	989,164
Issued for option exercises	338,176	502,718	1,540,423	1,441,901

Ordinary Shares - end of period	329,460,367	325,956,542	329,460,367	325,956,542

Denominator
Weighted average shares outstanding	325,201,688	321,857,427	324,670,960	321,502,413
Effect of other dilutive securities	5,419,353	4,848,763	5,413,751	5,005,317

Adj. wtd. avg. shares outstanding and assumed conversions	330,621,041	326,706,190	330,084,711	326,507,730

Basic earnings per share
Income excluding net realized gains (losses) and cumulative effect (1)	$2.09	$1.99	$6.12	$5.21
Net realized gains (losses), net of income tax	(0.11)	(0.23)	(0.04)	(0.23)
Cumulative effect of a change in accounting principle, net of tax	—	—	—	0.01

Net income	$1.98	$1.76	$6.08	$4.99

Diluted earnings per share
Income excluding net realized gains (losses) and cumulative effect (1)	$2.06	$1.96	$6.02	$5.13
Net realized gains (losses), net of income tax	(0.11)	(0.23)	(0.04)	(0.22)
Cumulative effect of a change in accounting principle, net of tax	—	—	—	0.01

Net income	$1.95	$1.73	$5.98	$4.92

(1)	See page 21 Non-GAAP Financial Measures.

Earnings per share	Page 20

ACE Limited
Non-GAAP Financial Measures
(in millions of U.S. dollars)
(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with GAAP. A reconciliation of book value per share is provided on page 22.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, life and annuity benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income excluding net realized gains (losses), the tax expense (benefit) on net realized gains (losses), and cumulative effect of a change in accounting principle, net of tax. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other (income) expense related to partially owned insurance companies because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. We exclude the benefit of the cumulative effect of a change in accounting principle, net of tax, because this benefit resulted in a one time adjustment to income. We believe these amounts are largely independent of our business and including them would distort the analysis of trends. Income excluding net realized gains (losses) and cumulative effect should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

	3Q-07	2Q-07	1Q-07	4Q-06	3Q-06	YTD 2007	YTD 2006	Full Year 2006
Net income, as reported	$656	$649	$701	$665	$578	$2,006	$1,640	$2,305
Net realized gains (losses)	—	(11)	16	15	(113)	5	(113)	(98)
Net realized gains (losses) in other (income) expense (1)	(38)	—	—	—	—	(38)	—	—
Income tax expense (benefit) on net realized gains (losses)	(2)	4	(22)	(7)	(39)	(20)	(41)	(48)
Cumulative effect of a change in accounting principle, net of tax	—	—	—	—	—	—	4	4

Income excluding net realized gains (losses) and cumulative effect	$692	$664	$663	$643	$652	$2,019	$1,708	$2,351

(1)	Realized gains (losses) on partially-owned insurance companies that meet the requirements for equity accounting. The net income or loss is included in other (income) expense.

Reconciliation Non-GAAP	Page 21

ACE Limited
Book Value per Ordinary Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

Reconciliation of Book Value per Ordinary Share

	September 30 2007	June 30 2007	March 31 2007	December 31 2006
Shareholders’ equity	$16,035	$15,184	$14,959	$14,278
Proceeds from issuance of perpetual preferred shares	(557)	(557)	(557)	(557)

Numerator for book value per share calculation	15,478	14,627	14,402	13,721
Less: goodwill	2,731	2,731	2,731	2,731

Numerator for tangible book value per share	$12,747	$11,896	$11,671	$10,990

Denominator	329,460,367	329,009,343	328,309,225	326,455,468

Book value per ordinary share	$46.98	$44.46	$43.87	$42.03
Tangible book value per ordinary share	$38.69	$36.16	$35.55	$33.66

Reconciliation Book Value	Page 22

ACE Limited
Comprehensive Income
(in millions of U.S. dollars)
(Unaudited)

Consolidated Statement of Comprehensive Income

	3Q-07	2Q-07	1Q-07	4Q-06	3Q-06	YTD 2007	YTD 2006	Full Year 2006
Net income	$656	$649	$701	$665	$578	$2,006	$1,640	$2,305
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	218	(427)	73	132	541	(136)	157	289
Reclassification adjustment for net realized gains (losses) included in net income	6	12	3	(6)	82	21	70	64
Change in cumulative translation adjustments	58	19	16	46	15	93	89	135
Change in minimum pension liability	(1)	(2)	—	29	(5)	(3)	(9)	20
Income tax (expense) benefit related to other comprehensive income items	(28)	23	(18)	(42)	(117)	(23)	(71)	(113)

Other comprehensive income (loss)	253	(375)	74	159	516	(48)	236	395

Comprehensive income	$909	$274	$775	$824	$1,094	$1,958	$1,876	$2,700

Comprehensive Income	Page 23

ACE Limited
Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income excluding net realized gains (losses) and cumulative effect less perpetual preferred securities divided by average ordinary shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Book value per ordinary share: Ordinary shareholders’ equity divided by the shares outstanding.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Cumulative effect: The benefit resulting from the accrual of a forfeiture rate on the restricted stock under Financial Accounting Standard 123R “Share-Based Payment”.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income excluding net realized gains (losses) and cumulative effect.

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income: Net premium earned and net investment income less future policy benefits, acquisition costs and administrative expenses.

NM: Not meaningful.

Ordinary shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

P&C: Property and casualty.

Tangible book value per ordinary share: Ordinary shareholders’ equity less goodwill divided by the shares outstanding.

Tangible equity: Shareholders’ equity less goodwill.

Total capitalization: Short-term debt, long-term debt, trust preferreds, perpetual preferred shares and shareholders’ equity.

YTD: Year to date.

Glossary	Page 24